UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

Oracle Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35992	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Oracle Way, Austin, Texas 78741

(Address of principal executive offices) (Zip Code)

(737) 867-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ORCL	New York Stock Exchange
Depositary Shares, each representing a 1/2,000th interest in a share of 6.50% Series D Mandatory Convertible Preferred Stock, par value $0.01 per share	ORCL-PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5—Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2026, the Board of Directors (the “Board”) of Oracle Corporation (“Oracle”) unanimously elected Tomislav Mihaljevic to serve as a director, effective immediately. Dr. Mihaljevic has not been named and is not currently expected to be named, to any committee of the Board at this time.

Dr. Mihaljevic will be granted restricted stock units for shares of Oracle common stock (the “RSUs”) on May 31, 2026 in accordance with Oracle’s Amended and Restated 1993 Directors’ Stock Plan and in a manner consistent with Oracle’s annual award for non-employee directors generally. The RSUs will fully vest on the first anniversary of the date of grant provided Dr. Mihaljevic continues to serve as a director on the vest date. Dr. Mihaljevic will also receive the standard cash compensation for Oracle’s non-employee directors. There are no arrangements or understandings between Dr. Mihaljevic and any other persons pursuant to which he was elected to the Board. Dr. Mihaljevic has no related party transactions with Oracle that are reportable under Item 404(a) of Regulation S-K and has no family relationships with any director, executive officer or nominee for director or executive officer of Oracle.

Dr. Mihaljevic entered into Oracle’s standard form of indemnification agreement pursuant to which Oracle will indemnify him for certain actions taken in his capacity as a director.

Section 7—Regulation FD

Item 7.01 Regulation FD Disclosure

On May 12, 2026, Oracle issued a press release announcing the appointment of Dr. Mihaljevic to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release – Oracle Names Tomislav Mihaljevic, M.D., to the Board of Directors, dated May 12, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE CORPORATION

Dated: May 12, 2026	By:	/s/ Kimberly Woolley
	Name:	Kimberly Woolley
	Title:	Vice President, Assistant General Counsel and Assistant Secretary